{Atlas Logo}

ATLAS FUNDS

794 Davis Street
San Leandro, California 94577

In Brief…

You are asked to approve a proposal to merge your Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund.

Approving this proposal should be to your benefit, and the Board of Trustees recommends that you vote FOR the proposal.

March 23, 2007

Dear Shareholder,

At a meeting on November 14, 2006, the Trustees of the Atlas Funds approved a number of proposals related to the Atlas Funds, subject to shareholder approval.

                As a Shareholder of Atlas National Municipal Bond Fund (the “Atlas Fund”), you are requested to approve a proposal to merge your Atlas Fund with Evergreen Municipal Bond Fund (the “Evergreen Fund”) in May 2007 (the “Merger”).

If approved by shareholders, this is how the Merger will work:

·         You will receive new Class A shares in the Evergreen Fund in an amount equal to the value of your Atlas Fund shares. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

·         It is expected that the Merger will be a non-taxable event for you for federal income tax purposes.

The resulting Merger is expected to provide several potential benefits to shareholders:

·         Broader product selection: as a shareholder of the Evergreen family of funds, you will have the ability to exchange into more than 60 Evergreen Funds.

·         Potential for lower Fund expenses: because of economies of scale achieved by combining the Atlas Fund with the Evergreen Fund, expenses are expected to be lower than for your existing Atlas Fund.

·         No load purchases: Although sales charges typically apply to the purchase of Evergreen Fund shares, following the completion of the Merger, you will have the ability to purchase or exchange Class A shares at net asset value (with no sales charges) in all Evergreen Funds for as long as the owner of your account remains the same as at the time of the Merger, and no additional names are added.

Please consult the attached Prospectus/Proxy Statement for detailed information about the proposed Merger.

How should shareholders respond?

The Board of Trustees of Atlas Funds has approved the Merger and recommends that you vote FOR the proposal in the enclosed proxy.  Your prompt response will ensure that your vote is counted immediately and that the expense of additional proxy solicitations can be avoided.

Questions?

                If you have any questions about the proposal, please call 800-499-8519 and a knowledgeable representative will be glad to help you. You can also contact your Atlas Investment Representative in your local World branch.

We appreciate your support.

                                                                                              Sincerely,

                                                                                                /s/ Marion O. Sandler

                                                                                                Marion O. Sandler

                                                                                                Chairman of the Board

                                                                                   Atlas Funds

PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY OR YOU MAY VOTE IN PERSON, BY TELEPHONE OR VIA THE INTERNET.

ATLAS NATIONAL MUNICIPAL BOND FUND

794 Davis Street
San Leandro, California 94577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2007

                A Special Meeting (the “Meeting”) of Shareholders of Atlas National Municipal Bond Fund (the "Atlas Fund") a series of Atlas Funds, will be held at the offices of Evergreen Investments, 26th floor, 200 Berkeley Street, Boston, Massachusetts 02116, on May 4, 2007, at 10 a.m., Eastern Time, and any adjournment(s) thereof, for the following purposes:

1.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of March 1,  2007"), of Atlas National Municipal Bond Fund into the Evergreen Municipal Bond Fund, a series of Evergreen Municipal Trust; and

2.     To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

On behalf of the Atlas Fund, the Board of Trustees of the Atlas Funds has fixed the close of business on February 28, 2007 as the record date for the determination of shareholders of the Atlas Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                                                                                      By order of the Board of Trustees of Atlas Funds,

                                                                                                      Lezlie Iannone

                                                                                                      Secretary

March 23, 2007

_______________________________________________________________________________________________________________________

PROSPECTUS/PROXY STATEMENT DATED MARCH 23, 2007

INFORMATION RELATING TO THE PROPOSED MERGER
of
ATLAS NATIONAL MUNICIPAL BOND FUND,
a series of Atlas Funds

into

EVERGREEN MUNICIPAL BOND FUND,
a series of Evergreen Municipal Trust

                This Prospectus/Proxy Statement contains or incorporates by reference the information you should know before voting on the proposed reorganization (the “Merger”) of Atlas National Municipal Bond Fund (the “Atlas Fund”) into Evergreen Municipal Bond Fund (the “Evergreen Fund”). If approved, the Merger will result in your receipt of Class A shares of the Evergreen Fund in exchange for your Atlas Fund shares.

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

Please read this Prospectus/Proxy Statement carefully and retain it for future reference. The following documents contain additional information concerning the Funds and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).  Each of the Atlas and Evergreen Funds is a series of a registered open-end management investment company. A copy of the prospectus for the Evergreen Fund will be merged will be mailed to you along with this Prospectus/Proxy Statement.

Fund	Date of Prospectus (as supplemented from time to time)	Date of Statement of Additional Information (as supplemented from time to time)	Date of Annual Report (if applicable)	Date of Semi-Annual Report (if applicable) (Unaudited)
Evergreen Municipal Bond Fund	October 1, 2006, as amended February 5, 2007	October 1, 2006, as amended February 5, 2007	May 31, 2006	November 30, 2006
Atlas National Municipal Bond Fund	April 30, 2006	April 30, 2006	December 31, 2006	N/A

                Also available is the statement of additional information relating to this Prospectus/Proxy Statement and the proposed Merger, dated March 23, 2007 (the "Merger SAI").

Information relating to each Fund is contained in its prospectus, statement of additional information, and for the Altas Fund, the audited financial statements included in the annual report, as well as the Merger SAI, dated March 23, 2007, and each of these documents is hereby incorporated by reference into this Prospectus/Proxy Statement. Each of these documents has also been filed with the SEC. Information that has been incorporated by reference into this Prospectus/Proxy Statement is legally considered to be part of this Prospectus/Proxy Statement.

All of the documents listed above are available to you free of charge if you:
· Call 800.343.2898 for the Evergreen Fund or 800.933.2852 for the Atlas Fund, or · Write the Funds at either address listed on the cover of this Prospectus/Proxy Statement.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at:

·         www.EvergreenInvestments.com orwww.atlasfunds.com

Shareholders can also obtain any of these documents from the SEC in the following ways:

·         View online and download text/html-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site atwww.sec.gov.

·         Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

·         Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

The Funds' SEC file numbers are:
· Atlas Funds, 033-20318 and 811-05485
· Evergreen Municipal Trust, 333-37453 and 811-08413
To ask questions about this Prospectus/Proxy Statement:

·  Call 800-499-8519, or

·  Write to the Funds at either 794 Davis Street, San Leandro, California 94577 (Telephone: 800.933.2852) (for the Atlas Fund) or 200 Berkeley Street, Boston, Massachusetts 02116 (Telephone: 800.343.2898) (for the Evergreen Fund).

The SEC has not determined that the information in this Prospectus/Proxy Statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

_______________________________________________________________________________________________________________________

TABLE OF CONTENTS

SUMMARY OF THE MERGER ……………….………………………………………………..….	1
What are the key features of the Merger? …………………………………………………...…..	1
After the Merger, what class of shares of the Evergreen Fund will I own? ………….………….	1
Does the Board of Trustees recommend that I vote in favor of approving the Plan? ……………	1
How do the Funds’ investment goals, principal investment strategies, risks, sales charges, expenses and performance compare? Will I be able to buy, sell and exchange shares the same way? ……………………………………………………………………………	1
Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger? …………………….………………	10
Are there any legal proceedings pending against the Evergreen funds and/or EIMC? ……………	11
What will be the primary federal income tax consequences of the Merger? ………………………	12
MERGER INFORMATION ……………………………………………………………………………	12
Reasons for the Merger ……………………………………………………………………...……	12
Agreement and Plan of Reorganization ……………………………………………………..……	14
Federal Income Tax Consequences ………………………………………………………………	15
Pro Forma Capitalization …………………………………………………………………………	17
Distribution of Shares …………………………………………………………………………….	19
Purchase and Redemption Procedures ……………………………………………………………	20
Small Account Fee …………………………………………………………………………….…	20
Short-Term Trading Policy ……………………………………………………………………….	20
Exchange Privileges ………………………………………………………………………………	21
Distribution and Tax Policies ……………………………………………………………………..	22
INFORMATION ON SHAREHOLDERS’ RIGHTS …………………………………………………	22
Form of Organization ……………………………………………………………………………..	22
Capitalization ……………………………………………………………………………………..	23
Shareholder Liability ……………………………………………………………………………..	23
Shareholder Meetings and Voting Rights ………………………………………………………...	23
Liquidation ………………………………………………………………………………………..	24
Liability and Indemnification of Trustees ………………………………………………………...	24
VOTING INFORMATION CONCERNING THE MEETING ………………………………….……	25
Shareholder Information ………………………………………………………………………….	26
FINANCIAL STATEMENTS AND EXPERTS ……….………………………………………………	27
LEGAL MATTERS …………………………………….………………………………………..……	27
ADDITIONAL INFORMATION ………………………………………………………………..……	27
OTHER BUSINESS ………………………………………………………………………...…………	27
INSTRUCTIONS FOR EXECUTING PROXY CARDS ………………………………………..……	28
OTHER WAYS TO VOTE YOUR PROXY ……...……………………………………………..……	28

EXHIBIT A—Agreement and Plan of Reorganization …………………………………………………	A-1
EXHIBIT B—Comparison of Atlas Fund's and Evergreen Fund's Fundamental Investment Policies …	B-1

_______________________________________________________________________________________________________________________

 SUMMARY OF THE MERGER

                This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Merger SAI, and the Agreement and Plan of Reorganization (the "Plan"), as well as each Fund’s prospectus, statement of additional information, annual report and semiannual report, as applicable.

What are the key features of the Merger?

        The Plan sets forth the key features of the Merger and generally provides for the following:

·         the transfer of all of the assets of the Atlas Fund to the Evergreen Fund in exchange for Class A shares of the Evergreen Fund;

·         the assumption by the Evergreen Fund of the liabilities of the Atlas Fund;

·         the liquidation of the Atlas Fund by distributing Class A shares of the Evergreen Fund to the Atlas Fund’s shareholders and cancellation of all shares of the Atlas Fund;

·         the expected treatment of the receipt of the Evergreen Fund shares by the Atlas Fund’s shareholders in the Merger as a non-taxable transaction for shareholders for federal income tax purposes; and

·         the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC (“EIMC”).

        The Merger is scheduled to take place on or about May 25, 2007. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this Prospectus/Proxy Statement.

                Please note that a separate prospectus/proxy statement has concurrently been sent to shareholders of Evergreen Florida Municipal Bond Fund requesting their approval of a proposal to merge that fund with Evergreen Municipal Bond Fund effective on or about May 25, 2007. If both mergers should take place, it would likely result in lower expenses for the newly combined Evergreen Fund after the mergers.  See the Annual Fund Operating Expenses tables listed below for more information.

After the Merger, what class of shares of the Evergreen Fund will I own?

You will receive Class A shares of the Evergreen Fund in the Merger.  The new shares you receive will have the same total value as your Atlas Fund shares as of the close of business on the day immediately prior to the Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the Plan?

Yes. The Board of Trustees of Atlas Funds, including a majority of the Trustees who are not “interested persons” of the Atlas Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has concluded that the Merger would be in the best interests of the Atlas Fund and its shareholders, and that existing Atlas Fund shareholders’ interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for approval by the Atlas Fund’s shareholders. The Trustees of the Evergreen Municipal Trust have also approved the Plan on behalf of the Evergreen Fund.

How do the Funds’ investment goals, principal investment strategies, risks, sales charges, expenses and performance compare? Will I be able to buy, sell and exchange shares the same way?

The following sections highlight a comparison between the Atlas Fund and the Evergreen Fund with respect to their investment goals, principal investment strategies, risks, sales charges, expenses and performance as set forth in the Fund’s prospectus and statement of additional information. The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

              The Atlas Fund's investment goal is fundamental and may not be changed without the approval of a majority of the Atlas Fund's shareholders. The investment goal of the Evergreen Fund may be changed without shareholder approval. The Atlas Fund and the Evergreen Fund have also adopted certain fundamental investment policies and restrictions which may not be changed without the vote of a majority of the respective Fund's outstanding shares, as defined in the 1940 Act. For a table comparison of the fundamental investment restrictions of the Atlas Fund and the Evergreen Fund, please see Exhibit B to this Prospectus/Proxy Statement.

                The following table highlights the comparison between the Atlas Fund and the Evergreen Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
INVESTMENT GOALS	Seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.	Seeks current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.
PRINCIPAL INVESTMENT STRATEGIES

· Invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times.

· Invests exclusively in investment grade securities rated AAA, AA, A, BBB or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for the bond purchased.

· Emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

· Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio’s dollar-weighted average maturity will exceed 10 years.

· Does not invest in companies that manufacture tobacco products.

· Normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

· Will invest at least 80% of its assets in investment grade municipal securities.

· May invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B at time of purchase.

· May invest up to 20% of its assets in high-quality taxable securities, which are rated in the top three bond rated categories, under ordinary conditions and up to 100% of its assets in such securities for temporary defensive purposes.

· In purchasing municipal securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

· The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

· May invest a portion of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

· May use derivatives instruments, such as futures contracts, options and swaps, including index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps.  The fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns.

· Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, the Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. The Atlas Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by the Atlas Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Fund and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Interest Rate Risk.

Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Municipal Securities Risk.

Due to the relative scarcity of public information regarding municipal securities, the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are payable only from revenue earned by a particular project or other revenue source and may therefore be subject to greater credit risk. The values of municipal bonds are susceptible to changes in federal or state tax laws, as well as numerous factors affecting their issuers, and may be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. If a municipal security fails to meet legal requirements for tax-exempt status, a portion of the interest received and distributed to shareholders may be taxable. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Derivatives Risk.

Although not currently a principal investment practice for Atlas National Municipal Bond Fund, both Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund

· Is generally NOT subject to Below Investment Grade Bond Risk.	· Is subject to Below Investment Grade Bond Risk.

                Below investment grade bonds are commonly referred to as “junk” bonds and are considered speculative. Their issuers may be vulnerable to financial setbacks and their securities may be highly volatile and relatively illiquid.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund

· Is generally NOT subject to Inverse Floater Risk.	· Is subject to Inverse Floater Risk.

                Inverse floating rate obligations earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
The Fund is NOT subject to Concentration Risk.	The Fund is NOT subject to Concentration Risk currently, but may be subject to the risk in the future.

Currently, the Evergreen Municipal Bond Fund is not subject to Concentration Risk.  However, if the proposed merger of Evergreen Florida Municipal Bond Fund, a fund which is subject to Concentration Risk, into Evergreen Municipal Bond Fund occurs (see "What are the key features of the Merger?" above), then Evergreen Municipal Bond Fund will have a substantial portion of its assets invested in the securities of Florida issuers for a period of time following that merger, which is expected to occur after the Merger, pending investments in a more geographically diverse portfolio of securities.  Therefore, if the merger involving Evergreen Florida Municipal Bond Fund occurs, then Evergreen Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of Florida issuers. Concentration Risk occurs when a Fund concentrates its investments in a single state or location. An investment in a Fund that may concentrate its investments in a single state or location entails greater risk than an investment in a fund that invests more broadly. Because of this concentration, a single development may adversely affect substantially all of a Fund's investments. A Fund may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the issuers in the state or location in which it invests, which may limit the ability of the municipal security issuers to pay interest and principal on their debt obligations. As a result, the value and liquidity of a Fund's investments may fluctuate more widely than the investments of funds investing more broadly.

Other Risks

Neither the Atlas Fund nor and the Evergreen Fund generally takes portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for the Atlas Fund and the Class A shares of the Evergreen Fund for each of the last ten complete calendar years.  The tables should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not the Evergreen Fund’s sales charges. If these charges had been included, the returns for Evergreen Fund would have been lower.

Atlas National Municipal Bond Fund
‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05	'06
8.6%	5.7%	-4.9%	11.2%	4.8%	8.8%	4.7%	4.4%	3.4%	4.4%

Best Quarter:	3rd Quarter 2002	5.09%
Worst Quarter:	2nd Quarter 2004	-2.54%

Evergreen Municipal Bond Fund (Class A)#
‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05	'06
8.15%	5.14%	-5.95%	10.12%	3.80%	9.25%	5.03%	4.87%	3.65%	4.95%

Best Quarter:	3rd Quarter 2002	4.60%
Worst Quarter:	2nd Quarter 1999	-2.74%

# Historical performance shown for Class A prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Class B. If these fees had been reflected, returns for Class A would have been higher.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and/or since inception (through 12/31/2006), both including and excluding any applicable sales charges. The Atlas Fund's returns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the tables, you can compare each Fund’s performance with the Lehman Brothers Municipal Bond Index, a broad-based index. The Lehman Brothers Municipal Bond Index is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market.  Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2006)

Atlas National Municipal Bond Fund
	1 Year	5 Years	10 Years
Return Before Taxes	4.35%	5.11%	5.02%
Return After Taxes on Distributions*	4.35%	5.09%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares*	4.07%	4.92%	4.90%
Lehman Brothers Municipal Bond Index	4.84%	5.53%	5.76%

Evergreen Municipal Bond Fund–Class A Shares#
	1 Year	5 Years	10 Years	Performance Since Inception 1/19/1978
Return Before Taxes (Including Sales Charge)	0.00%	4.52%	4.31%	6.12%
Return Before Taxes (Excluding Sales Charge)	4.95%	5.53%	4.81%	6.29%
Return After Taxes on Distributions*	-0.01%	4.51%	4.19%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	1.31%	4.45%	4.24%	N/A
Lehman Brothers Municipal Bond Index	4.84%	5.53%	5.76%	N/A

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

# Historical performance shown for Class A prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Class B. If these fees had been reflected, returns for Class A would have been higher.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of the Evergreen Fund and shares of the Atlas Fund are different. For a complete description of the sales charges and expenses for the Fund, see the tables below under the caption “Shareholder Fees” and the section “Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Municipal Bond Fund Pro Forma" also shows you what the sales charges will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares of any Evergreen Fund by former shareholders of the Atlas Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If the Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas National Municipal Bond Fund		Evergreen Municipal Bond Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Municipal Bond Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

* Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year of purchase. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months of purchase.  All subsequent purchases of Class A shares of any Evergreen Fund by former shareholders of the Atlas Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge for as long as the owner of your account remains the same as at the time of the Merger, and no additional names are added.

                The following tables allow you to compare the expenses of the Funds.  The amounts for the Atlas Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2006.  The amounts for the Class A shares of the Evergreen Fund set forth in the following table and in the examples are based on the actual expenses for the twelve-month period ended November 30, 2006.  The table entitled “Evergreen Municipal Bond Fund Pro Forma - Class A (assuming Merger with Atlas National Municipal Bond Fund had occurred)” shows you what the expenses are estimated to have been for the twelve-month period ended November 30, 2006, assuming the Merger had taken place.  Aseparate prospectus/proxy statement has concurrently been sent to shareholders of Evergreen Florida Municipal Bond Fund requesting their approval of a proposal to merge that fund with Evergreen Municipal Bond Fund effective on or about May 25, 2007. The table entitled “Evergreen Municipal Bond Fund Pro Forma - Class A (assuming mergers with Atlas National Municipal Bond Fund and Evergreen Florida Municipal Bond Fund had occurred)” shows you what the expenses are estimated to have been for the twelve-month period ended November 30, 2006, assuming both mergers had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas National Municipal Bond Fund (based on expenses for the fiscal year ended December 31, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.55%	0.25%	0.17%	0.97%

Evergreen Municipal Bond Fund – Class A (based on expenses for the twelve months ended November 30, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
0.34%	0.30%	0.32%	0.96%

Evergreen Municipal Bond Fund Pro Forma – Class A (assuming Merger with Atlas National Municipal Bond Fund had occurred) (based on what the estimated combined expenses of Evergreen Municipal Bond Fund would have been for the 12 months ended November 30, 2006 assuming the Merger had occurred)(3)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(4)
0.33%	0.30%	0.30%	0.93%

Evergreen Municipal Bond Fund

Pro Forma – Class A (assuming mergers with Atlas National Municipal Bond Fund and Evergreen Florida Municipal Bond Fund had occurred)

(based on what the estimated combined expenses of Evergreen Municipal Bond Fund would have been for the 12 months ended November 30, 2006 assuming the mergers of Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund and Evergreen Florida Municipal Bond Fund into Evergreen Municipal Bond Fund had occurred) (3)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
0.31%	0.30%	0.29%	0.90% (5)

(1) The Other Expenses in the tables above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

 (2) The Evergreen Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Evergreen Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.91% for Class A.

(3) The Evergreen Municipal Bond Fund will be the accounting survivor following the mergers.

(4) The Evergreen Funds' investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Evergreen Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary  expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses would have been 0.88% for Class A.

(5) The Evergreen Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Evergreen Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary  expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses would have been 0.85% for Class A.

The examples below are intended to help you compare the cost of investing in the Atlas Fund versus the Evergreen Fund, both before and after the Merger, and are for illustration purposes only. The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger takes place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$99	$568
After 3 years	$309	$766
After 5 years	$536	$981
After 10 years	$1,190	$1,597

Evergreen Municipal Bond Fund (Class A)

Pro Forma (based on the merger of Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund)

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$565	$95
After 3 years	$757	$296
After 5 years	$965	$515
After 10 years	$1,564	$1,143

Evergreen Municipal Bond Fund (Class A) Pro Forma

(based on the mergers of Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund and Evergreen Florida Municipal Bond Fund into Evergreen Municipal Bond Fund)

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$562	$92
After 3 years	$748	$287
After 5 years	$950	$498
After 10 years	$1,530	$1,108

* All subsequent purchases of Class A shares of any Evergreen Fund by former shareholders of the Atlas Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge for as long as the owner of your account remains the same as at the time of the Merger, and no additional names are added.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

The overall management of the Evergreen Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Municipal Trust.  The overall management of the Atlas Fund is the responsibility of, and is supervised by, the Board of Trustees of Atlas Funds.

Investment Advisor

EIMC is the investment advisor to the Evergreen Fund. Following are some key facts about EIMC:

·         Is a subsidiary of Wachovia Corporation, the 4th largest bank holding company in the United States based on total assets as of December 31, 2006.

·         Has been managing mutual funds and private accounts since 1932.

·         Managed over $104.8 billion in assets for the Evergreen funds as of December 31, 2006.

·         Is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Portfolio Management

The day-to-day management of the Evergreen Fund after the Merger will be handled by the following investment professional:

·         Matthew M. Kiselak is a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

Advisory Fee

                For its management and supervision of the daily business affairs of the Evergreen Fund, EIMC is entitled to receive an annual fee based on the Evergreen Fund’s net assets (computed as of the close of the business day) as follows:

  0.31% of the first $500 million of average daily net assets of the Fund; plus
  0.16% of the average daily net assets of the Fund over $1 billion.
  EIMC also receives 2% of the Evergreen Fund's gross dividend and interest income.

                The Evergreen Fund paid 0.34% to EIMC in aggregate advisory fees as of May 31, 2006, the Fund's most recent fiscal year end.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

                Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

                In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.  Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

                Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

                EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

                In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

                Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

What will be the primary federal income tax consequences of the Merger?

It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because the Atlas Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from the Atlas Fund to shareholders.

The cost basis and holding period of shares in the Atlas Fund will carry over to new shares in the Evergreen Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

MERGER INFORMATION

Reasons for the Merger

On October 1, 2006, and after approval by shareholders of both companies, Golden West Financial Corporation, the sole shareholder of Atlas Advisers, Inc., merged into a wholly-owned subsidiary of Wachovia Corporation. Prior to that merger, subsidiaries of Wachovia Corporation and Golden West Financial Corporation had managed the Evergreen family of funds and the Atlas family of funds, respectively.  Since October 1, 2006, management of this newly-combined financial services company has evaluated funds within the Atlas and Evergreen mutual fund families for opportunities to combine funds in a manner that serves the interests of shareholders of both groups.  The objective of the analysis was to ensure that a consolidated Atlas and Evergreen fund family offered a streamlined, more complete, and competitive set of mutual funds, while serving the interests of the shareholders.

At a meeting held on November 14, 2006, the Board of Trustees of Atlas Funds (the "Board"), including the Independent Trustees, considered and approved the Merger. The Board determined that the Merger was in the best interests of the Atlas Fund and its shareholders and that the interests of existing shareholders of the Atlas Fund would not be diluted as a result of the transactions contemplated by the Merger.  In addition, the Trustees of the Evergreen Municipal Trust considered and approved the Merger at a meeting held on December 6 and 7, 2006.  The Evergreen Trustees determined that the Merger was in the best interests of the Evergreen Fund and its shareholders, and that the interests of existing shareholders of the Evergreen Fund would not be diluted as a result of the transactions contemplated by the Merger.  Before approving the Plan, the Board reviewed various factors about the Atlas Fund and the proposed Merger. The Board considered the relative size of the Funds as well as the similarity of the Funds’ investment goals, policies and strategies. The Board evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining the Atlas Fund with the Evergreen Fund.  As of September 30, 2006, the total assets of the Atlas Fund and the Evergreen Fund were $162 million for the Atlas Fund and $888 Million for the Evergreen Fund.

                By merging into the Evergreen Fund, shareholders of the Atlas Fund will have the benefit of a larger fund family, similar investment goals and policies, and greater investment flexibility.

The Board also considered the past performance history and the relative expenses for the Atlas Fund in comparison with the Evergreen Fund. They noted that the year-to-date, 1-year, 3-year and 5-year performance returns for the periods ended September 30, 2006 were higher for the Evergreen Fund.

The Board also considered the relative expenses of the Atlas Fund as compared to those of the Evergreen Fund.  They noted that both Total Annual Fund Operating Expenses and net expenses were lower for the Evergreen Fund.  Expenses for the combined fund are expected to be slightly lower than those of the Evergreen Fund.

In addition, the Board considered among other things:

·          the terms and conditions of the Merger;

·          the fact that the Merger would not result in the dilution of shareholders’ interests;

·          the compatibility of and differences between the Funds’ investment goals, policies, risks and principal investment strategies;

·          the fact that EIMC and not shareholders will bear the expenses incurred by the Atlas Fund and the Evergreen Fund in connection with the Merger;

·          the fact that the Evergreen Fund will assume all of the liabilities of the Atlas Fund;

·          the Funds' relative asset sizes;

·          the relative differences in the Funds' sales charges and the fact that following the Merger, former Atlas Fund shareholders will have an exemption from front-end and contingent deferred sales charges of the Evergreen Fund family;

·          the fact that the Merger is expected to be tax-free for federal income tax purposes;

·          the fact that no gain or loss is expected to be recognized by shareholders for federal income tax purposes as a result of the Merger;

·          respective tax positions of the Fund as described below;

·          alternatives available to shareholders of the of the Atlas Funds, including the ability to redeem their shares;

·          the investment experience, expertise and resources of EIMC;

·          the SEC and NASD action investigation as described under "Summary of the Merger" in this Prospectus/Proxy Statement; and

·          the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

                More specifically, with respect to the proposed Merger, the Board made the following determinations, among others:

                The Board noted that the proposed Merger would combine the Atlas Fund with a significantly larger fund family with a broader product line, including offerings that have similar investment objectives and strategies, which should result in a combined investment profile comparable to those of the shareholders’ current investments, while also providing opportunity to access a more diverse array of shareholder services.  The Board also considered the larger net asset size after the Merger should allow costs to be spread over a larger base and can potentially lower portfolio transaction and other expenses.  The Board also noted with approval the tax-free design of the Merger, the absence of dilution to shareholders and that shareholders will not bear expenses incurred in connection with the Merger.  The Board gave weight to the potential for lower total operating expenses for after the Merger for the combined fund. The Board also considered the larger portfolio management team and staff of investment professionals and greater depth of related resources at EIMC.

                In connection with their consideration of the Merger, the Board met with counsel to the Atlas Fund regarding the legal issues involved.

                Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized,the Board of Atlas Funds concluded that the proposed Merger would be in the best interests of the Atlas Fund and its shareholders.

            In addition, the Trustees of the Evergreen Municipal Trust approved the Merger on behalf of the Evergreen Fund and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that the Evergreen Fund will acquire all of the assets of the Atlas Fund in exchange for Class A shares of the Evergreen Fund and the assumption by the Evergreen Fund of all of the liabilities of the Atlas Fund on or about May 25, 2007 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, the Atlas Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.   The Evergreen Fund will provide the Trustees and officers of Atlas Funds with certain indemnifications as set forth in the Plan.

 Shareholders of the Atlas Fund will receive Class A shares of the Evergreen Fund. The number of full (and fractional, if any) Class A shares of the Evergreen Fund to be received by the shareholders of the Atlas Fund will be determined by multiplying the number of full (and fractional, if any) shares of the Atlas Fund by a factor which shall be computed by dividing the net asset value per share of the shares of the Atlas Fund by the net asset value per share of the Class A shares of the Evergreen Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the “Valuation Time”). The net asset value per share of the class of shares of the Fund will be determined by dividing assets, less liabilities, in the case attributable to the respective class, by the total number of outstanding shares. The Evergreen Fund will then issue Class A shares to the Atlas Fund to be distributed to Atlas Fund shareholders in exchange for their shares of the Atlas Fund.

State Street Bank and Trust Company, the custodian for the Evergreen Fund, and Investors Bank & Trust Company, the custodian of the Atlas Fund at the time of the Merger, will compute the net asset value per share of the of the Evergreen Fund’s and the Atlas Fund's portfolio of securities, respectively.

On or as soon after the Closing Date as is conveniently practicable, the Atlas Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Evergreen Fund received by the Atlas Fund.  Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Atlas Fund’s shareholders on the Evergreen Fund’s share records which are maintained by its transfer agent.  The account of the Atlas Fund's shareholders will receive the pro rata number of full and fractional shares of the Evergreen Fund due to such shareholders.  All issued and outstanding shares of the Atlas Fund, including those represented by certificates, will be canceled.  The shares of the Evergreen Fund to be issued will have no preemptive or conversion rights.  After these distributions and the winding up of its affairs, the Atlas Fund will be terminated as a series of the Atlas Funds.

The consummation of the Merger is subject to the conditions set forth in the applicable Plan, including among other things:

·  approval by the Atlas Fund’s shareholders;

·  the accuracy of various representations and warranties;

·  the receipt of opinions of counsel, including opinions with respect to those matters referred to in “Federal Income Tax Consequences” below;

·  declaration of a dividend or dividends by the Atlas Fund to distribute all of its undistributed net investment income and net capital gains;

·  receipt of all necessary consents, orders and permits from federal, state and local regulatory authorities; and

·  effectiveness under applicable law of the registration statement of the Evergreen Municipal Trust of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto.

                Notwithstanding the approval by an Atlas Fund’s shareholders, a Plan may be terminated (a) by the mutual agreement of the Atlas Fund and the Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

Whether or not the Merger is consummated, EIMC will pay the expenses incurred by the Atlas Fund and Evergreen Fund in connection with the Merger (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by any Atlas Fund, the Evergreen Fund, or their respective shareholders. The Atlas Fund and the Evergreen Fund will bear its own brokerage and other similar expenses in connection with the Merger.

           If the Atlas Fund shareholders do not approve the Merger, the Trustees of Atlas Funds will consider other possible courses of action in the best interests of the Atlas Fund and its shareholders.

Federal Income Tax Consequences

                The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, the Atlas Fund and Evergreen Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)       The transfer of all of the assets of the Atlas Fund solely in exchange for shares of the Evergreen Fund and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund followed by the distribution of the Evergreen Fund's shares to the shareholders of the Atlas Fund in liquidation of the Atlas Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Evergreen Fund and the Atlas Fund will the be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)       No gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets of the Atlas Fund solely in exchange for the shares of the Evergreen Fund and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund;

(3)       No gain or loss will be recognized by the Atlas Fund on the transfer of its assets to the Evergreen Fund in exchange for the Evergreen Fund's shares and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund or upon the distribution (whether actual or constructive) of the Evergreen Fund's shares to the Atlas Fund's shareholders in exchange for their shares of the Atlas Fund;

(4)       No gain or loss will be recognized by the Atlas Fund's shareholders upon the exchange of their shares of the Atlas Fund for shares of the Evergreen Fund in liquidation of the Atlas Fund;

(5)       The aggregate tax basis of the shares of the Evergreen Fund received by the shareholder of the Atlas Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of the Atlas Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of the Evergreen Fund received by the shareholder of the Atlas Fund will include the period during which the shares of the Atlas Fund exchanged therefor were held by such shareholder (provided that the shares of the Atlas Fund were held as a capital asset on the date of the Merger); and

(6)           The tax basis of the assets of the Atlas Fund acquired by the Evergreen Fund will be the same as the tax basis of such assets to the Atlas Fund immediately prior to the Merger, and the holding period of such assets in the hands of the Evergreen Fund will include the period during which such assets were held by the Atlas Fund.

                Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

                The opinion will be based on certain factual certifications made by officers of the Atlas Fund and the Evergreen Fund and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

                Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Atlas Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Atlas Fund shares and the fair market value of the Evergreen Fund shares he or she received.  Shareholders of the Atlas Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of the Atlas Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

                A portion of the portfolio assets of the Atlas Fund may be sold in connection with the Merger.  The actual tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Atlas Fund’s basis in such assets.  Any net capital gains recognized in these sales will be distributed to Atlas Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders.

                In addition, since the shareholders of the Atlas Fund will receive shares of the Evergreen Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Evergreen Fund’s assets, as well as any taxable gains realized by the Evergreen Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by the Evergreen Fund.   As of December  31, 2006, Evergreen Fund's built-in gains, net of available capital loss carryforwards, had a value equal to less than 5% of the value of its net assets.

                Prior to the closing of the Merger, the Atlas Fund will, and the Evergreen Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

                The Evergreen Fund’s ability to use the pre-Merger losses of the Atlas Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law.  In addition, for five years beginning after the Closing Date, the Evergreen Fund will not be allowed to offset gains built in to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund.  The effect of these limitations, however, will depend on the amount of losses in the Fund at the time of the Merger. As a result, under certain circumstances, the Atlas Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.  As of December 31, 2006, Atlas Fund had no capital loss carry forwards.

Pro Forma Capitalization

The following table sets forth the capitalization of each of the Atlas National Municipal Bond Fund and the Evergreen Municipal Bond Fund as of November 30, 2006, and the capitalization of Evergreen Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately 1.58 for Class A shares of Evergreen Municipal Bond Fund issued for each share of Atlas National Municipal Bond Fund.  Evergreen Municipal Bond Fund will be the accounting survivor following the Merger.

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund	Adjustments	Evergreen Municipal Bond Fund (Pro Forma)
Net Assets
Class A	N/A	$641,114,644	$168,843,532	$809,958,176
Class B	N/A	$14,768,499	N/A	$14,768,499
Class C	N/A	$37,148,476	N/A	$37,148,476
Class I	N/A	$200,799,938	N/A	$200,799,938
Atlas Fund shares	$168,843,532	N/A	($168,843,532)	N/A
Total Net Assets	$168,843,532	$893,831,557	$0	$1,062,675,089
Net Asset Value Per Share
Class A	N/A	$7.60	N/A	$7.60
Class B	N/A	$7.60	N/A	$7.60
Class C	N/A	$7.60	N/A	$7.60
Class I	N/A	$7.60	N/A	$7.60
Atlas Fund shares	11.98	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	84,366,102	22,218,567	106,584,669
Class B	N/A	1,943,416	N/A	1,943,416
Class C	N/A	4,888,487	N/A	4,888,487
Class I	N/A	26,423,829	N/A	26,423,829
Atlas Fund Shares	14,093,765	N/A	(14,093,765)	N/A
Total Shares Outstanding	14,093,765	117,621,834	8,124,802	139,840,401

The following table sets forth the capitalization of each of Atlas National Municipal Bond Fund, Evergreen Florida Municipal Bond Fund and Evergreen Municipal Bond Fund as of November 30, 2006, and the capitalization of Evergreen Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisitions of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately 1.24 for each of Class A, Class B, Class C and Class I shares, respectively, of Evergreen Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of Evergreen Florida Municipal Bond Fund.  The pro forma data also reflects an exchange ratio of approximately 1.58 for Class A shares of Evergreen Municipal Bond Fund issued for each share of Atlas National Municipal Bond Fund. Evergreen Municipal Bond Fund will be the accounting survivor following the mergers.

	Evergreen Florida Municipal Bond Fund	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund	Pro Forma Adjustments	Evergreen Municipal Bond Fund (Pro Forma)
Net Assets
Class A	$86,517,596	N/A	$641,114,644	$168,843,532	$896,475,772
Class B	$12,871,201	N/A	$14,768,499	N/A	$27,639,700
Class C	$7,951,178	N/A	$37,148,476	N/A	$45,099,654
Class I	$243,756,925	N/A	$200,799,938	N/A	$444,556,863
Atlas Fund Shares	N/A	$168,843,532	N/A	($168,843,532)	$0
Total Net Assets	$351,096,900	$168,843,532	$893,831,557	$0	$1,413,771,989
Net Asset Value Per Share
Class A	$9.43	N/A	$7.60	N/A	7.60
Class B	$9.43	N/A	$7.60	N/A	7.60
Class C	$9.43	N/A	$7.60	N/A	7.60
Class I	$9.43	N/A	$7.60	N/A	7.60
Atlas Fund Shares	N/A	$11.98	N/A	N/A	N/A
Shares Outstanding
Class A	9,175,195	N/A	84,366,102	24,428,449	117,969,746
Class B	1,365,010	N/A	1,943,416	328,750	3,637,176
Class C	843,229	N/A	4,888,487	203,084	5,934,800
Class I	25,850,582	N/A	26,423,829	6,226,216	58,500,627
Atlas Fund Shares	N/A	14,093,765	N/A	(14,093,765)	0
Total Shares Outstanding	37,234,016	14,093,765	117,621,834	17,092,734	186,042,349

The tables set forth above assume the mergers were consummated on November 30, 2006 and are for informational purposes only.  No assurance can be given as to how many shares of Evergreen Municipal Bond Fund will be received by the shareholders of Evergreen Florida Municipal Bond Fund or Atlas National Municipal Bond Fund on the date the mergers takes place, and the foregoing should not be relied upon to reflect the number of shares of Evergreen Municipal Bond Fund that actually will be received on or after such date.  The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

EIS, a subsidiary of Wachovia Corporation, acts as underwriter of the shares of the Evergreen Fund. Atlas Securities, LLC ("Atlas Securities"), also a subsidiary of Wachovia Corporation, acts as underwriter of shares of the Atlas Fund. The underwriters distribute the Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. The Evergreen Fund involved in the proposed Merger offers four classes of shares:  Class A, Class B, Class C, and  Class I.  Only Class A shares are involved in the Merger.  The Atlas Fund offers one class of shares, and such class is involved in the Merger.  The Class A shares of the Evergreen Fund have a separate distribution arrangement and bears its own distribution expenses (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

The following is a summary description of charges and fees for the Class A shares of the Evergreen Fund that will be received by the Atlas Fund shareholders in the Merger.  More detailed descriptions of the distribution arrangements applicable to the Class A shares of the Evergreen Fund and shares of the Atlas Fund are contained in each Fund’s prospectus and statement of additional information.

Sales Charges and Other Related Fees. Class A shares of the Evergreen Fund pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of the Evergreen Fund.  No front-end sales charge will be imposed on Class A shares of the Evergreen Fund received by the Atlas Fund shareholders as a result of the Merger. The Evergreen Fund does not charge a redemption fee.

All subsequent purchases of Class A shares of any Evergreen Fund by former Atlas Fund shareholders will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

The Atlas Fund does not imposes a sales charge for purchases of its shares and does not charge a redemption fee.  See “Summary of the Merger” in this document and “Risk/Return Summary and Fund Expenses” in the Atlas Fund’s prospectus for more information.

Distribution-Related and Shareholder Servicing-Related Expenses. The Evergreen Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to Class A.  Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to Class A. This amount may be increased to the full plan rate for the Evergreen Fund by the Trustees without shareholder approval. The Atlas Fund has adopted a Rule 12b-1 plan under which the Atlas Fund may pay for distribution-related expenses and shareholder servicing fees at an annual rate which may not exceed 0.25% of the Atlas Fund's average daily net assets.

The purpose of the 12b-1 fees is to promote the sale of more shares of the Atlas and Evergreen Fund to the public. Each Fund may use 12b-1 fees for advertising and marketing and as a “service fee” to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts. For more information about distribution-related and shareholder servicing-related fees of the Atlas Fund, see "Fund Management -- The Distributor and the distribution plan" in the Atlas Fund's prospectus and "Investment Advisory and Other Services -- 12b-1 Distribution Plan" in its statement of additional information, and "How to Choose the Share Class that Best Suits You" in the Evergreen Fund's prospectus, and "Distribution Expenses under Rule 12b-1" in its statement of additional information.

Purchase and Redemption Procedures

Investments in the Funds are not insured. The minimum initial purchase requirement for Class A shares of the Evergreen Fund is $1,000. There is no minimum for subsequent purchases of shares of the Evergreen Fund.  If the Merger is approved, the Atlas Fund shareholders will not be subject to this minimum initial investment requirement.  The minimum initial purchase requirement for the Atlas Fund is $2,500, with a $250 minimum for subsequent purchases.  Both Funds reserve the right to reject any purchase order.All funds invested in theFund are invested in full and fractional shares.  For more information on the pricing and purchasing of shares of the Fund, see “Calculating the Share Price,” “How to Buy Shares,” “How to Reduce or Eliminate Your Sales Charge,” and "Shareholder Transactions" in the Evergreen Fund's prospectus, and "Doing Business with Atlas" and "Buying Shares" in the Atlas Fund’s prospectus.

Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on the day the NYSE is open for trading.  Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash.  Each Fund may involuntarily redeem shareholders’ accounts that have less than the minimum initial investment of invested funds.  For more information on redeeming shares of the Fund, see “How to Redeem Shares” in the Evergreen Fund's prospectus, and "Selling Shares" and "Other Account Information" in the Atlas Fund’s prospectus.

Small Account Fee

The Evergreen Fund reserves the right to assess a $15 annual low balance fee on the Evergreen Fund account with a value of less than $1,000. The Evergreen Fund will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen Fund. The Evergreen Fund notifies a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account.

                Atlas Fund does not assess a small account fee on its accounts.

Short-Term Trading Policy

                Effective April 2, 2007, the Short Term Trading Policy for the Evergreen Fund will be as follows:  Excessive short-term trading by investors in the Evergreen Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Evergreen Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Evergreen Fund's shares held by long-term shareholders.

                To limit the negative effects of short-term trading, the Evergreen Fund has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from the Evergreen Fund, that investor is “blocked” from purchasing shares of that Evergreen Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption.  The short-term trading policy does not apply to:

·  Money market funds;

·  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

·  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

·  Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

·  Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

·  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

·  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

                While the Evergreen Fund will not monitor trading activity outside the policy above, the Evergreen Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Evergreen Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Evergreen Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

                There are certain limitations on the Evergreen Fund’s ability to detect and prevent short-term trading.  For example, while the Evergreen Fund has access to trading information relating to investors who trade and hold their shares directly with the Evergreen Fund, the Evergreen Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Evergreen Fund. The Evergreen Fund may be unable to compel financial intermediaries to apply the Evergreen Fund’s short-term trading policy described above.  The Evergreen Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Evergreen Fund will use reasonable diligence to confirm that such intermediaries are applying the Evergreen Fund’s short-term trading policy or an acceptable alternative.  Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account.  It is possible that excessive short-term trading or trading in violation of the Evergreen Fund's trading restrictions may occur despite the Evergreen Fund's efforts to prevent them.

The Atlas Fund has also adopted policies and procedures reasonably designed to monitor fund trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity. These policies may be modified at any time without shareholder notice but not with the intent to allow market timing.  When the Atlas Fund’s management believes frequent trading activity by any person, group or account would have a disruptive effect on a fund's ability to manage its investments, the Atlas Fund will reject uniformly purchase orders and/or exchanges into the Atlas Fund. The history of exchange activity in all accounts under common ownership or control with the Atlas Fund complex may be considered with respect to the review of excessive exchange activity. The Atlas Fund’s management considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.

Exchange Privileges

Holders of shares of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families. The policy for exchanges is the same for both the Evergreen Fund and the Atlas Fund: exchanges between Fund accounts within the fund family will be accepted only if the registrations are identical (same name, address and taxpayer identification number).  Neither Fundimposes a sales chargeon exchanges. An exchange within either fund familyrepresents an initial investment in another fund and must meet any minimum investment requirements imposed bysuch fund. As described above under "Short-Term Trading Policy," the Evergreen Fund may limit exchanges. The Atlas Fund has no express limit on the number of exchanges.  However, the Atlas Fund may modify or terminate the exchange privilege at any time. The Atlas Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Atlas Fund and its shareholders. If this occurs, the Atlas Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Atlas Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.  The Fund reserves the right to reject any purchase or exchange and to terminate an investor’s investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders.  For more information on each Fund’s current exchange procedures, and the requirements and limitations attendant thereto, see “Short-Term Trading” and “How to Redeem Shares” in the Evergreen Fund's prospectus and “Other Account Information -- Exchanges" and “Other Account Information -- Frequent Trading of Fund Shares" in the Atlas Fund’s prospectus.

Distribution and Tax Policies

Each of the Atlas Fund and the Evergreen Fund distributes its net realized gains at least annually to shareholders of record on the dividend record date. Each Fund declares its investment company taxable net income daily and distributes its investment company taxable net income monthly.

                Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. For further information concerning each Fund's dividends, distributions and tax treatment, see “Other Account Information -- Taxes” and “Other Account Information --Dividends and distributions” in the Atlas Fund’s prospectus and “Taxation of the Funds” in the Atlas Fund’s statement of additional information and “The Tax Consequences of Investing in the Funds; Distributions” in the Evergreen Fund's prospectus.  For information on the tax consequences to Atlas Fund shareholders of the Merger, see the section entitled “Merger Information - Federal Income Tax Consequences” above.

After the Merger, shareholders of the Atlas Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the relevant Evergreen Fund reinvested in Class A shares of such Evergreen Fund. Shareholders of an Atlas Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of the Evergreen Fund.

Each of the Atlas Fund and the Evergreen Fund is qualified and the Evergreen Fund intends to continue to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of the calendar year. The Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

The Evergreen Fund is a series of Evergreen Municipal Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public.  Evergreen Municipal Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as “Declaration of Trust”), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law.  The Atlas Fund is a series of Atlas Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Atlas Funds is also organized as a Delaware statutory trust and is governed by its Amended Declaration of Trust (referred to herein as the “Trust Agreement”), Restated ByLaws, a Board of Trustees and by applicable Delaware and federal law. (The Atlas Funds and Evergreen Municipal Trust are collectively referred to herein as the "Trusts.")

Capitalization

The beneficial interests in the Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in the Atlas Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. The Evergreen Fund’s Declaration of Trust and the Atlas Fund’s Trust Agreement permit the Trustees of the Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. The Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of the Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of the Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Merger, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that the Trust or one of its shareholders is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of such Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust and the Trust Agreement of the Atlas Funds: (a) provides that any written obligation of the Trust may contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

                Evergreen Municipal Trust, on behalf of the Evergreen Fund, and the Atlas Funds, on behalf of the Atlas Fund, are not required to hold annual meetings of shareholders. Neither of the Trusts currently intends to hold regular shareholder meetings. However, with respect to Evergreen Municipal Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of that Trust.  In addition, with respect to the Atlas Funds, a meeting of shareholders must be called when requested by the holders of at least 10% of the outstanding shares of the Atlas Funds (or series or class thereof as applicable) for such purpose as is stated in the shareholder meeting request. The Trust is also required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to the Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to the Atlas Fund, one-third of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For the Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For the Atlas Fund, when a quorum is present, a majority of the shares cast and entitled to vote is sufficient to act on a matter (other than the election of Trustees of the Atlas Funds, which if submitted to the vote of shareholders requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under the Declaration of Trust of Evergreen Municipal Trust, each share of the Evergreen Fund will be entitled to one vote for the dollar or fraction of a dollar of net asset value applicable to such share. Under the Trust Agreement of the Atlas Funds, as to any matter on which the shareholder is entitled to vote, the whole share of an Atlas Fund is entitled to one vote and the fractional share is entitled to a proportionate fractional vote.

Liquidation

In the event of the liquidation of an Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Evergreen Fund or attributable to the class over the liabilities belonging to the Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Evergreen Fund held by them and recorded on the books of the Evergreen Fund. In the event of liquidation of an Atlas Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to the Atlas Fund, the Trustees will distribute the remaining assets belonging to the Atlas Fund ratably among the holders of outstanding shares of the Atlas Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, the Trustee of Evergreen Municipal Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the relevant Evergreen Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Evergreen Municipal Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay such Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

Under the Trust Agreement and Restated ByLaws of the Atlas Funds, a Trustee is liable only for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Trustee is indemnified by the Atlas Funds to the fullest extent permitted by law against liability and all expenses incurred by him or her as a result of any legal action in which he becomes involved by virtue of his or her being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees of the Atlas Funds have voted to retain both their ability and the ability of officers of the Atlas Funds to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger.  EIMC will bear the cost of such additional insurance coverage.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Municipal Trust and the Trust Agreement of the Atlas Funds, their respective By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of the Atlas Fund in connection with a solicitation of proxies by the Trustees of the Atlas Funds, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 10 a.m., Eastern time, on May 4, 2007, at the offices of Evergreen Investments, 26th floor, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of the Atlas Fund on or about March 23, 2007. Only shareholders of record as of the close of business on February 28, 2007 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof.The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

                If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed but unmarked proxies for which no instructions are given will be voted FOR the proposed Merger, and FOR any other matter deemed appropriate. Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger, each of which must be approved by a majority of the outstanding shares.  A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of the Atlas Funds at the address set forth on the cover of this Prospectus/Proxy Statement which is received by the Atlas Funds prior to the Meeting; (ii) properly executing and delivering a subsequent proxy, which is received by Atlas Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger.

                The holders of one-third of the shares of the Atlas Fund outstanding as of Record Date present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting with respect to the proposal although a larger number may be required to approve the proposal.  Assuming a quorum is present at the Meeting, approval of the Merger will require the affirmative vote of a majority of the Atlas Fund’s outstanding voting securities.  A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the Atlas Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Atlas Fund outstanding on the Record Date.

In voting for the Merger, each share of the Atlas Fund will be entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of the Atlas Funds (who will not be paid for their soliciting activities). In addition, The Altman Group, the Atlas Funds' proxy solicitor, may make proxy solicitations.  The Altman Group has been engaged to assist the solicitation of proxies at an estimated cost of $35,000, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement by mail or by Internet, vote by telephone or attend the Meeting in person (See the back of this Prospectus/Proxy Statement for voting instructions.). As discussed above, any proxy given by you is revocable.

If the Atlas Fund's shareholders do not vote to approve the Merger, the Trustees of the Atlas Funds will consider other possible courses of action in the best interests of the Atlas Fund and its shareholders.  In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event sufficient votes to approve a proposal are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

An Atlas Fund shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Trust Agreement of the Atlas Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if the Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of the Atlas Fund may be redeemed at any time prior to the completion of the Merger. Shareholders of the Atlas Fund may wish to consult their tax advisors as to any differing consequences of redeeming their Atlas Fund shares prior to the Merger or exchanging such shares in the Merger for the Evergreen Fund shares.

The Atlas Fund does not hold annual shareholder meetings. If a Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Atlas Funds at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Atlas Fund in a reasonable period of time prior to the time before the Atlas Fund solicits proxies for that meeting.

The votes of the shareholders of the Evergreen Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Atlas Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of the Atlas Fund.

Shareholder Information

                As of the Record Date, 14,352,259.721 shares of beneficial interest of the Atlas Fund were outstanding.

As of the Record Date, the officers and Trustees of Atlas Funds beneficially owned as a group less than 1% of the outstanding shares of the Atlas Fund. To Atlas Fund’s knowledge, there were no persons who owned beneficially or of record 5% or more of the outstanding shares of the Atlas Fund as of the Record Date.

                As of the Record Date, the officers and Trustees of Evergreen Municipal Trust beneficially owned as a group less than 1% of the class of the outstanding shares of the Evergreen Fund.  To the knowledge of Evergreen Municipal Trust, the following persons owned beneficially or of record 5% or more of the outstanding Class A shares of the Evergreen Fund as listed below, as of the Record Date:

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger
MLPF&S For the Sole Benefit of It’s Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	5,925,680.891	7.08%	6.25%
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5,051,512.185	6.03%	5.33%

THE TRUSTEES OF ATLAS FUNDS RECOMMEND APPROVAL OF THE MERGER.  ANY EXECUTED BUT UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE MERGER.

FINANCIAL STATEMENTS AND EXPERTS

The statements of additional information relating to this Prospectus/Proxy Statement include the following: (i) the audited financial statements of the Atlas Fund as of December 31, 2006 and the Evergreen Fund as of May 31, 2006, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Atlas Fund’s and the Evergreen Fund's independent registered public accounting firm, thereon, and (ii) the financial statements of the Evergreen Fund as of November 30, 2006, including the unaudited financial statements and financial highlights for the periods indicated therein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Evergreen Fund will be passed upon by Richards, Layton & Finger, One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

ADDITIONAL INFORMATION

                The Atlas Fund and the Evergreen Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 100 F. Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.

OTHER BUSINESS

The Trustees of Atlas Funds do not intend to present any other business at the Meetingother than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meetingor any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.

March 23, 2007

_______________________________________________________________________________________________________________________

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.        INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.        JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.        ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                                                         VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                               ABC Corp.

(2) ABC Corp.                                                                               John Doe, Treasurer

(3) ABC Corp.                                                                               John Doe

   c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                               Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                              Jane B. Doe

   u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                          John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

Vote By Telephone:

1.        Read the Prospectus/Proxy Statement and have your proxy card at hand.

2.        Call the toll-free number indicated on your proxy card.

3.        Enter the control number found on your proxy card.

4.        Follow the simple recorded instructions.

Vote By Internet:

1.        Read the Prospectus/Proxy Statement and have your proxy card at hand.

2.        Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet.  If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at 800.499.8519 (toll free).

_______________________________________________________________________________________________________________________

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of March, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), on behalf of its Evergreen Municipal Bond  Fund series (the “Acquiring Fund”), and Atlas Funds, a Delaware statutory trust, with its principal place of business at 749 Davis Street, San Leandro, California  94577 (the “Selling Fund Trust”), with respect to its Atlas National Municipal Bond Fund series (the “Selling Fund”) and, as to Article IX only, Evergreen Investment Management Company, LLC (“EIMC”).

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and its shareholders, and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and its shareholders, and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefor (i) to issue and deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3           LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will make reasonable efforts to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which will have been distributed to shareholders of the Selling Fund entitled to vote upon this Agreement.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8           TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.orsuch other valuation procedures as shall be mutually agreed upon by the parties.

2.3           SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of the class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of the class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraphs 2.1 and 2.2.  Holders of shares of the Selling Fund on the Valuation Date will receive Class A of the Acquiring Fund.

2.4           CALCULATION OF VALUE.  All computations of value of Selling Fund shares shall be made by Investors Bank & Trust Company in accordance with its regular practice in pricing the shares and assets of the Selling Fund.  All computations of value of Acquiring Fund shares shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about May 25, 2007 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3           TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares of the Selling Fund owned by the such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, the party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Selling Fund is a separate investment series of a statutory trust, duly established and validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund Trust, on behalf of the Selling Fund, has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to perform its obligations under this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and the Selling Fund Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), has not been revoked or rescinded and is in full force and effect.

(c)           The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Selling Fund is not, and the execution, delivery, and performance of this Agreement by the Selling Fund Trust on behalf of the Selling Fund (subject to approval of the Selling Fund’s shareholders) will not result, ina violation of any provision of the Selling Fund Trust’s Amended Declaration of Trust or Restated Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust, on behalf of the Selling Fund, is a party or by which it or its assets are bound.

(e)           The Selling Fund Trust on behalf of the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2.  The Selling Fund is not party to any material contracts outstanding, other than as are disclosed in the Selling Fund Trust’s registration statement on Form N-1A.

(f)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund.  Except as disclosed by the Selling Fund to the Acquiring Fund, the Selling Fund actually knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or the Selling Fund Trust’s ability to consummate the transactions contemplatedherein on behalf of the Selling Fund.

(g)           The audited financial statements of the Selling Fund at December 31, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect in all material respects the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.    Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2006, whether or not incurred in the ordinary course of business.

(h)           Since December 31, 2006 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset valueof the Selling Fund, the discharge of Selling Fund liabilities, or the redemption of Selling Fund shares by shareholders of the Selling Fund shall not constitute a material adverse change.

(i)            At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or investigation with respect thereto initiated by a governmental tax authority.

(j)            For the fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)           All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non‑assessable by the Selling FundTrust.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity in all material respects with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares inmaterial conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)            At the Closing Date, the Selling FundTrust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling FundTrust, on behalf of the Selling Fund, and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust, on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The information furnished in writing by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)           The Selling Fund has provided the Acquiring Fund with written information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)           No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)            The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)           At the Closing Date, the Selling Fund will have sold such of its assets, if any, asthe Acquiring Fund shall have advised the Selling Fund in writing are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)           The Acquiring Fund is a separate investment series of a statutory trust, duly authorized and validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  The of the Acquiring Fund and Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act has not been revoked or rescinded and is in full force and effect.

(c)           The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or Amended and Restated By‑Laws (the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it or its assets are bound.

(e)           Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund.   Except as disclosed by the Acquiring Fund to the Selling Fund, the Acquiring Fund actually knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)            The audited financial statements of the Acquiring Fund at May 31, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)           Since May 31, 2006 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)            For the fiscal year of its operation and through the Closing Date, the Acquiring Fund currently meets and has met at all times since its inception the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)            All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)            The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished in writing by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)           As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnishedin writing by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2           INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3           APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.

5.4           ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will the take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7           DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Amended Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the of such dates.

6.2           The Selling Fund shall have received on the Closing Date an opinion from Richards, Layton & Finger, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)           The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business as presently conducted;

(b)           the Acquiring Fund Shares to beissued and delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof;

(c)           this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund Trust in accordance with its terms;

(d)           the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Fund Trust or the Acquiring Fund is a party or by which it is bound;

(e)           no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)            the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton & Finger or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           That the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4           That all actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2           The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3           The Acquiring Fund shall have received on the Closing Date an opinion from Richards, Layton & Finger, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)           The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business as presently conducted.

(b)           This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the Registration Statement, the Selling Fund’s then current prospectus, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust on behalf of the Selling Fund;

(c)           The Selling Fund Trust, on behalf of the Selling Fund, has the trust power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, including the performance by the Selling Fund Trust on behalf of the Selling Fund of all of its obligations under Article 1 of the Agreement, the Trust on behalf of the Selling Fund will have duly sold, assigned, conveyed, transferred and delivered to the Acquiring Fund Trust on behalf of the Acquiring Fund the assets contemplated by the Agreement to be sold, assigned, conveyed, transferred and delivered;

(d)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Amended Declaration of Trust or Restated Bylaws or any provision of any agreement known to such counsel to which the Selling Fund Trust or the Selling Fund is a party or by which it is bound; and

(e)           to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

(f)            Such counsel does not know of any legal or governmental proceedings relating to the Selling Fund Trust of the Selling Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 4.1(o) or the Closing Date required to be described in the Registration Statement which are not described as required.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton & Finger or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4           That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5           That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of the class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of the holder of record of any shares of the Selling Fund and the number of shares held of record by the such shareholder.

7.6           That all actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7           That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Amended Declaration of Trust, Restated Bylaws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, the for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6           The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)           The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will the be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)           No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)           No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)           The aggregate tax basis for the Acquiring Fund Shares received by the Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by the Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)            The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7           The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)           They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by the Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.8           The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)           They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)           On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

(d)           On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

                8.9           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                                                                             ARTICLE IX

                                                                                              EXPENSES

9.1           Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in the state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and the of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2         The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)           A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2         In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but the shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

12.2         Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6         All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by the of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.        This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by the party hereto.

13.8         With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

                13.9         Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

                IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST ON BEHALF OF EVERGREEN MUNICIPAL BOND FUND

By: ./s/ Maureen E. Towle

Name:     Maureen E. Towle

Title:       Authorized Officer

ATLAS FUNDS ON BEHALF OF ATLAS NATIONAL MUNICIPAL BOND FUND

By: /s/ W. Lawrence Key

Name:     W. Lawrence Key

Title:       Authorized Officer

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By: /s/ Christopher P. Conkey

Name: Christopher P. Conkey

Title: Authorized Officer

_______________________________________________________________________________________________________________________

EXHIBIT B

COMPARISON OF THE ATLAS FUND'S AND THE EVERGREEN FUND'S

FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS - ATLAS FUND

    The Atlas Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus.  With respect to the Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1)  Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

    (2)  Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); and (ii) obligations of the United States Government, its agencies or instrumentalities, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3)  Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets.

    (4)  Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

    (5)  Invest in companies for the purpose of exercising control or management.

    (6)  Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7)  Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond Funds may purchase and sell interest rate futures contracts and related options.

    (8)  Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing.  For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9)  Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities.  (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of Atlas Advisers or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Trust.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Trust or Atlas Advisers individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own  beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes, in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets.  This restriction shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets.  In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, which is borrowing money to purchase portfolio securities.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company.

    (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

The Fund may also exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.  As a diversified Fund, the Atlas Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.  If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of the Fund's investment policies or restrictions.

    The Atlas Funds Trust may make commitments more restrictive than the restrictions listed above with respect to the Fund so as to permit the sale of shares of the Fund in certain states.

    The Atlas Funds Trust has adopted a non-fundamental policy that prohibits the Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS - EVERGREEN FUND

The Evergreen Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.       Diversification

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, the Fund may not issue senior securities.

4.  Borrowing

The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.  Underwriting

The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

                The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

The Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, the Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.